Exhibit 99.1

1

2 Disclaimer This Investor Presentation (this “Presentation”) is being provided for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Strike Capital, LLC (the “Company”) or Sentinel Energy Services Inc . (“SES”) or any of their affiliates’ securities (as such term is defined under the U . S . Federal Securities Laws) . Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without prior written consent of the Company and SES is prohibited . This Presentation has been prepared to assist interested parties in evaluating the Company, SES and the proposed transaction between the Company and SES and for no other purpose . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back - testing or any other information contained herein . Certain levels, prices and spreads are historical and do not represent current market level, prices or spreads, some or all of which may have changed since the issuance of this Presentation . Any data on past performance, modeling or back - testing contained herein is not indicative as to future performance . The Company and SES assume no obligation to update the information in this Presentation . The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies . This Presentation includes financial forecasts, projections, operational expectations, strategy and other forward - looking statements regarding the Company, its business and prospects that, unless otherwise indicated, were provided by the Company to SES and are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including statements about the Company’s beliefs and expectations and the financial and other projections contained herein . Such forward - looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of the Company are based on the Company’s current expectations that are subject to risks and uncertainties . Accordingly, actual results and performance may differ materially from results or performance expressed or implied by these forward - looking statements . These factors include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements governing the proposed transaction ; (2) the outcome of any legal proceedings that may be instituted against the parties or the combined company following announcement of the proposed transaction ; (3) the inability to complete the transactions contemplated by the transaction agreements due to the failure to obtain approval of the stockholders of SES or other conditions to closing in the transaction agreements ; (4) high redemptions by SES stockholders ; (5) the risk that the proposed transaction disrupts current plans and operations as described herein ; (6) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability and maintain relationship with suppliers and customers ; (7) costs related to the proposed transaction ; (8) changes in applicable laws or regulations ; (9) the possibility that the combined company may be adversely affected by other economic, business, competitive factors, weather and/or commodity prices ; and (10) other risks and uncertainties described in the definitive proxy statement filed with the U . S . Securities and Exchange Commission (the “SEC”) by SES on January 18 , 2019 (the “Proxy Statement”), or any future filings made by SES or the Company with the SEC . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made, and SES and the Company undertake no obligation to update or review the forward looking statements whether as a result of new information, future events or otherwise . This Presentation includes certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, unlevered pre - tax free cash flow, and free cash flow conversion . These non - GAAP financial measures are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should not be considered as alternatives to GAAP . Certain non - GAAP financial measures have been calculated only for purposes of the proposed business combination based on management’s estimates and will not necessarily be calculated by the combined company in the same manner post - transaction . These non - GAAP financial measures are included herein because the Company believes such financial measures are key metrics used by management . Other companies may calculate their non - GAAP financial measures differently, and therefore the Company’s non - GAAP financial measures may not be directly comparable to similarly titled measures of other companies . For additional information and a reconciliation of these non - GAAP financial measures to the nearest comparable GAAP financial measures, see the section titled “Further Adjusted EBITDA Reconciliation” in the Appendix at the end of this Presentation . This Presentation also includes financial forecasts, including, but not limited to, with respect to the Company’s equity value, enterprise value, revenue growth , EPS Further Adjusted EBITDA growth, Further Adjusted EBITDA, revenue, gross profit, unlevered pre - tax cash flow, and free cash flow conversion for some or all of the periods between 2018 E and 2020 E . A reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this Presentation because neither SES nor the Company is able to provide such reconciliation without unreasonable effort . Neither SES’s nor the Company’s auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . In this Presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Projections are inherently uncertain due to a number of factors outside of the Company’s control and those set forth in the “Risk Factors” in the Proxy Statement . Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or the combined company after the proposed transaction or that actual results will not differ materially from those provided in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Unless otherwise noted, the forecasted industry and market data contained in this Presentation are based upon the Company’s management’s estimates, as well as industry and market publications and surveys from third - party sources . While the Company believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the included information . The Company has not independently verified the information provided by third - party sources . The financial information presented herein was derived from the Company’s audited and unaudited financials included in the Proxy Statement, and was also derived from the Company’s estimates with respect to certain forward - looking or other financial information not found in the audited and unaudited financials . In connection with the proposed transaction, SES filed the Proxy Statement and other relevant documentation with the SEC . This Presentation does not contain all of the information that should be considered concerning the proposed transaction . SES’s stockholders and other interested persons are advised to read the Proxy Statement and any additional information filed by SES or the Company with the SEC concerning the proposed transaction, as these materials will contain important information about the Company, SES and the proposed transaction . The Proxy Statement was mailed to stockholders of SES who held SES common stock as of the record date, which was January 14 , 2019 . Stockholders will also be able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, at the SEC’s website at www . sec . gov, or by directing a request to Sentinel Energy Services Inc . , 700 Louisiana Street, Suite 2700 , Houston Texas 77002 , Attention : Kent Jamison, General Counsel and Secretary, (281) 407 - 0686 , kent@cslenergy . com . This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction . SES and its directors and executive officers may be deemed participants in the solicitation of proxies from SES’s stockholders with respect to the proposed transaction . A list of names of such directors and executive officers and a description of their interests in SES are contained in SES’s annual report on Form 10 - K for the fiscal year ended December 31 , 2017 , which was filed with the SEC and is available free of charge at the SEC’s website at www . sec . gov, or by directing a request to Sentinel Energy Services Inc . , 700 Louisiana Street, Suite 2700 , Houston Texas 77002 , Attention : Kent Jamison, General Counsel and Secretary, (281) 407 - 0686 , kent@cslenergy . com . Additional information regarding the interests of such directors and executive officers is contained in the Proxy Statement for the proposed transaction . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from stockholders of SES in connection with the proposed transaction . A list of the names of such directors and executive officers and a description of their interests in the proposed transaction are included in the Proxy Statement for the proposed transaction .

3 Overview of Sentinel Energy Services Andrew Gould, Chairman  40+ years of experience in the Oilfield Services industry  36 - year career at Schlumberger, which culminated in an 8 - year tenure as Chairman and CEO  430% total shareholder return during tenure  Oversaw 30+ M&A transactions with a value of ~$17 billion while CEO  Previously chairman of BG Corporation  Currently a director of Saudi Aramco and BJ Services, a JV with BHGE Krishna Shivram, Chief Executive Officer  25+ years of experience in the Oilfield Services industry  Former CFO and CEO of Weatherford from 2013 to 2017  55% improvement in price performance at WFT  Developed a strategic plan to improve efficiencies – cost control, cash generation, and comparative performance  Over 25 - year career at Schlumberger  Held positions including Head of M&A, Treasurer, and India Country Head  Currently a director of Ranger Energy Services  Exceptionally well regarded and proven public senior executives complement existing management team  Capital infusion from Sentinel results in a financially stronger and more flexible company  Sentinel’s strong relationships can accelerate international growth potential (Mexico and Canada) Company highlights Key executives Summary  Sentinel Energy Services Inc. (“Sentinel”) is a special purpose acquisition company (SPAC) focused on Energy Services  Led by Andrew Gould, previously Chairman and CEO of Schlumberger and former Chairman of BG Group, and Krishna Shivram , previously CEO and CFO of Weatherford  Raised $345mm in IPO in November 2017 and is listed on the NASDAQ  Sponsored by CSL Capital Management, a leading energy services private equity investor Sentinel’s strengths Charlie Leykum , Director  Founding Partner at CSL Capital Management, an energy investment fund founded in 2008 which has invested over $1.5 billion of equity capital in the energy services segment  Focuses on investments across the entire life cycle of energy services and equipment companies  Currently Chairman of BJ Services, a JV with BHGE, and a Director of Ranger Energy Services as well as several other private CSL portfolio companies  Chairman of Invacor Midstream, a pipeline cleaning, maintenance, and inspection services company

4 Company Attendees Steve Pate Chief Executive Officer Cole Pate President & Chief Operating Officer Rob Jessen EVP & Chief Financial Officer Frank Victor - McCawley EVP – Strategic Planning & Development Strike is managed by a committed team of entrepreneurial senior leaders

5 STRIKE OVERVIEW

6 Strike investment merits 1 Strike is at the forefront of the customer trend to consolidate vendors 2 Customers have to continually maintain their assets which provides sticky and recurring revenue 3 Strike is a scalable platform with a proven track record of robust organic growth coupled with strategic M&A 4 Sector is relatively insulated from commodity market fluctuations due to focus on Opex related services 5 6 Transaction is attractively structured at a significant discount to peers Strike has achieved a revenue CAGR north of 35% over the last 10 years 1 1 For the period from 2007 to 2017 Exceptional management team that will be mentored by a highly experienced Board

Strike has a 15 year history of providing innovative solutions to the energy industry


2002
Pipeline Safety Improvement Act of 2002
Strike founded and enters Infrastructure and Integrity Services market
Enterprise Products quickly becomes Strike's anchor client with an established integrity program
2005
Establishes an integrity program with Kinder Morgan
2008
Strike acquires R&R/Pickett, its biggest competitor in South Texas
PICKETT
Expands alliance programs in the Central Region
2012
Strike follows established customers into the Major Projects market
Opens the Southwest Region in early response to increased Permian activity
Professionalizes the back office with platform systems and centralized controls in anticipation of future growth
One Equity Partners investment
2014
DELTA DIRECTIONAL
Acquires Delta Directional Drilling to bring a heavily subcontracted service in house
2015
EPC Solutions team proactively addresses changing client needs and dynamics
Acquires Circle K, to enter Bakken and build upon Northeast presence
2016
CROSSFIRE
A STRIKE COMPANY
Acquires Crossfire to become leading service provider in the Permian and solidify presence in the Rockies and Bakken
Acquires Capstone to cement Marcellus and Utica presence
CAPSTONE
A STRIKE COMPANY
BOLT
Establishes Bolt brand to provide I&E services
2019
Expected to become a public company with Sentinel Energy Services transaction
Revenue illustration ($mm)

7

STRIKE

8 After 15 years, Strike still maintains its founding principles, anchored by a strong safety culture LTIR 2 0.01 TRIR 1 0.42 MAN HRS 3 16.30 …driven by continual focus on improving safety and training Industry leading safety track record… 2011 2012 2013 2014 2015 2016 2017 0.95 0.65 0.73 0.58 0.58 0.46 0.44 Historical TRIR Strike Zero safety culture x 50,000+ Job safety analysis completed x 30,000+ BBS observations reported x 12,000+ Safety inspections conducted x 13,000+ Drug & alcohol tests x 4,000+ Employee OQs authorized x 1,400+ Drivers trained x 650+ CAT leadership sessions held 1 Total Recordable Incident Rate - TTM as of Oct. 2018 2 Lost Time Incident Rate - TTM as of Oct. 2018 3 Total Man Hours, in millions - TTM as of Oct. 2018 Over 20 million man hours worked without a lost time incident Employee injury trend Vehicle accidents trend 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 200 400 600 800 1,000 1,200 1,400 1,600 2009 2010 2011 2012 2013 2014 2015 2016 2017 Injuries / 100 employees Work hours/ month (000’s) Work hours (000's) Injury rate 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 2013 2014 2015 2016 2017 Accidents / million miles Million miles Miles / month (million) Accidents / million miles

9 Strike has become a leading infrastructure solutions provider with a heavily diversified, blue chip client base $1.8B 2018E Revenue $ 134 M 2018E Further Adj . EBITDA 2 $ 1.2B Backlog as of Nov. 30, 2018 6,000+ Employees Consolidated financial overview Strike’s top clients Upstream Midstream Financial sponsors Downstream / Other 35%+ 10 yr. Revenue CAGR 1 1 For the period from 2007 to 2017 2 See page 30 for reconciliation from Net income to Further Adjusted EBITDA

Strike serves its clients through its Infrastructure and Integrity Services and Major Projects segments

Infrastructure and Integrity Services

Leading provider of maintenance and integrity services

- Recurring client base. Of the top 50 IIS clients **88% recur** year over year
- Mostly MSA work with over 400 client MSAs
- Embedded crews with high familiarity of clients' assets
- 100% non-union with a primarily local workforce


IIS client relationships
Major Project opportunities

Major Projects

Provides comprehensive project delivery solutions

- Specializes in **highly technical projects** involving complex installation or development methods
- Primarily a backlog driven business
- 100% non-union

Infrastructure and Integrity Services

~230	~$360K	~$1.1B
Number of clients[1]	Est. average $ per job[2]	2018E revenue

Major Projects

~20	~$35mm	~$0.7B
Number of clients[1]	Est. average $ per job[2]	2018E revenue

Est. contract mix[3]


Cost plus 6%
Lump sum 3%
T&M 42%
Unit price 50%

Select services

- Integrity Programs
- Local Call-out Programs
- Upgrade Programs
- Technical Services

Select services

- Major Pipeline Installations
- Major Facilities Development

Est. contract mix[3]


Lump sum 11%
Cost plus 18%
T&M 19%
Unit price 53%

[1] Est. for TTM as of Aug. 2018; [2] Management estimates; [3] Estimated 2013-2017

10

STRIKE

11 Aging infrastructure and continued regulation are driving heavy client investment in high quality service providers Mileage Source : US DOT PHMSA 0 20 40 60 80 100 Miles (000s) Oil Natural gas Pipeline assets continue to be built , adding to the broader asset base and need for services 2 Industry has seen dramatic increases in regulation over last 15 years, with additional regulation in process 3 Public awareness and scrutiny of pipeline owners and the risks of aging pipelines continues to increase 4 Aging pipeline infrastructure presents an ever - growing need for maintenance and repair services 1  Overview of market drivers Over half of all U.S. pipelines were built before 1970 Pipeline owners are now publicly promoting their O&M spend Miles of pipe built by decade Miles (000s) Incident Sources: Pipeline and Hazardous Materials Safety Administration; Energy Information Administration

12 In addition, the midstream services industry is un dergoing transformational changes with clear continuing trends Overview of industry transformation Client asset owners and pipeline assets are consolidating at a rapid pace 1 10 36 75 84 0 16 52 83 14 35 50 50 24 87 177 217 2002 2005 2012 2018 (000s miles of pipeline) KMI ET EPD Large operators are consolidating their asset networks 1  Combined, KMI, ET, and EPD have grown their pipelines at a 15% CAGR since 2002 Clients continue to outsource an increasing majority of their operations & maintenance work Clients are leveraging technology to centralize procurement functions Clients are actively consolidating an unmanageable number of service providers 0 5 10 15 20 25 30 Previously Today Example Client – Number of Service Providers in Region Asset owners are consolidating their vendor spend  Many owners are working to consolidate global vendor lists of 10,000 or even 70,000+ vendors 2 3 4 1 Source: Public websites, investor presentations, and similar public filings

Strike has an unrivalled national presence in key U.S. energy markets driven largely by organic growth

Geographic footprint & evolution

Strike's promise

- Strike promises its clients consistent, high quality service across their entire asset footprint

Strike's growth profile

- Strike's historical growth is **primarily organic**
- 5 acquisitions since inception



Acquisitions
23%
Organic
77%



2018
>30 locations
Western
Est. in 2013 and bolstered in Rockies & Bakken by Crossfire acquisition
Eastern
Est. In 2014 and expanded presence with acquisition of Capstone
Central
Includes national roving crew alliance programs
Southwest
Est. in 2012 and grown to be the premier midstream service provider in the Permian
South Texas
Founded in 2003, Strike's roots are in the Eagle Ford and South Texas region
Bakken
Powder River
Niobrara
Uinta
Piceance
San Juan
Permian
Stack
Scoop
Fayetteville
Barnett
Haynesville
Eagle Ford
Utica
Marcellus
Oil
Gas
Liquids-rich gas
Gas hub
Crude oil hub
Strike locations

2003
1 location



2008
3 locations



2013
8 locations



13

14 Bakken Niobrara Haynesville Permian Barnett Scoop Marcellus San Juan Piceance Uinta Powder River Utica Eagle Ford Fayetteville Stack The midstream services industry is highly geographically fragmented providing a clear continued growth path Clients prefer full - service vendors  Historically, regional services have been provided by local mom - n - pop vendors with single - basin coverage  As customers consolidate and aggregate assets across larger geographic footprints, they prefer full - service providers who can deliver  Unlimited regional coverage  Project certainty  Consistent resources  Full complement of services  Safe execution  Collaboration between service lines  Strike can replace numerous local service providers for a client, and is doing so for customers across the country.  No public companies compete with Strike across all geographies or service lines Strike continues to consolidate a fragmented market

15 Strike has a proven track record of displacing local competition with its clients when it enters new geographies Strike has expanded with its clients, resulting in a national footprint with room to grow 2013 2018 1 region 48% 2 regions 28% 3 regions 10% 4 regions 2% 5 regions 6% 6 regions 6% Regional dispersion of top 50 clients Selected examples of regional expansion with existing clients Client 1 Client 2 Client 3 2013 2018

16 Existing midstream service providers offer fragmented services to clients with no consolidated service offering x Integrity Testing x Hydro testing plan and design x Hydro Pressure Testing x Drying x Chemical Cleaning x Pigging services x Inline inspection x Verification & Anomaly Digs x ILI data verification excavations x Leak detection x NDE weld inspection x Right of Way, Site, and Access Maintenance x Mowing and general maintenance x Pipeline exposure repair x Access road clearing and repair x Land Reclamation x Equipment and buried line removal x Soil reclamation x Erosion controls installation x Re - seeding and landscaping x Remediation & Repair Digs x Pipe cutout and replacement x Sleeve reinforcement x Composite wrap installation x Coating repair, removal, and re - coating x Non - friable asbestos removal and containment x Emergency Call - out Services x Hot Tapping, plugging, and isolation x Landslide/Slip Mitigation & Repair x Drill & Crossing Repair x Existing pipe extraction x Drill/bore repair or reinstallation x Pipeline Class Change and Upgrade Projects x Pipeline removal and replacement x Pipeline abandonment x Pipeline reversals x Instrumentation & Electrical Services x Engineering & Professional Services x Procurement Services x Upstream Facility Services x Tank battery installation and repair x Contract pumping services x Pump jack maintenance and repair x Separator installation and repair x LACT unit installation x Crane and equipment relocation x Painting and coating x Midstream Facility Services x Compressor expansion , maintenance, and modification x Meter Stations/Skids installation and fabrication x Amine Treatment installation/fabrication x Gas Processing maintenance x Measurement installation x Material Fabrication x Roustabout Services x Rig Cleaning x Hauling & Transport Logistics Illustrative list of services and direct offering estimates Strike provides a holistic set of operations and maintenance services, but still has clear areas for growth Illustrative list of services and direct offering estimates Various prof. service firms Various local providers

17 Services Strike Offers Services Strike Subcontracts Services Customer Subcontracts Services Strike Offers Services Strike Subcontracts Services Customer Subcontracts Services Strike Offers Services Strike Subcontracts Services Customer Subcontracts Strike has been consistently expanding its breadth of service offerings to provide a broader, holistic offering to clients 2003 2008 2013 2018 Services Strike Offers Services Strike Subcontracts Services Customer Subcontracts Note: Per management estimates and for illustrative purposes only; does not represent a percentage of Strike revenue

Strike compliments its core O&M services with construction projects primarily focused on **highly technical installations**


Wave 1
Wave 2
Wave 3

New Mainlines

- Long mileage transmission lines connecting regions
- Generally built with larger diameter, thicker pipelines
- Est. **19%** of Strike's pipeline projects are 36-48" pipelines[1]
- Often lump sum contract structures
- Key Competitors: MasTec, Quanta, Primoris

Laterals

- Lateral lines connecting existing asset networks to new mainlines
- Often follow **2-5 years after new mainlines** are completed
- Mid-size diameter in more challenging regional areas
- Est. **42%** of Strike's pipeline projects are 20-34" pipelines[1]
- Key Competitors: Michels, Henkels & McCoy, regional specialty terrain contractors

Last Mile

- Final connections of lateral lines to the heart of energy infrastructure networks and facilities
- Often **5+ years following** mainline completions
- Highly congested and complex smaller to mid-diameter lines
- Est. **39%** of Strike's pipeline projects are below 20" pipelines[1]
- Key Competitors: Similar to on laterals

[1]: Per management estimates based on 2015-2018E revenue

18

STRIKE

19 FINANCIAL SUMMARY

20 Sources Current price $10.00 Shares (no warrants) 88.7 Equity value $887 (Less): Cash (33) Enterprise value (“EV”) $854 EV / Further Adj. EBITDA: Further Adj. EBITDA 4 FY 2018E $134 6.4x FY 2019E 155 5.5x Indicative transaction overview Sources and uses and total capitalization ($mm) – assumes no redemptions Uses Cash to existing shareholders $124 Repayment of projected debt at closing 3 320 Shareholder rollover 306 Invacor Acquisition 18 Transaction Costs 27 Cash to Balance Sheet 10 Sponsor shares 86 Total uses $891 Implied valuation at $10.00 per share Sentinel IPO proceeds 1 $349 PIPE proceeds 2 150 Shareholder rollover 306 Sponsor shares 86 Total sources $891 Note: Assumes target capital structure at close 1 Reflects the gross proceeds from STNL IPO and assumes no redemptions of public shares by STNL shareholders 2 Includes $18MM of equity consideration for Invacor acquisition 3 Current senior debt syndicate has consented to the transaction and any debt not repaid at closing remaining in place 4 See page 30 for reconciliation from Net income to Further Adj. EBITDA 5 Assumes $10 share price Ownership breakdown 5 Sentinel public 39% CSL Capital Management 4% One Equity Partners 21% Pate family and executive management 14% Fidelity 12% Sentinel sponsor 10%

21 Defining Strike’s public comparables across the IIS and MP segments Strike  Majority of revenue comes from infrastructure and integrated services  Business characteristics include highly repeatable client base with MSA focus  Strong platform that is ideally set - up for further growth and consolidation Infrastructure and Integrity Services  Significant national integrity service exposure  Business characteristics include repeatable client base with MSA focus  Different end - market exposure Major Projects  Larger proportion of revenue usually comes from larger projects  Maintenance / integrity work is typically a smaller component  Different end - market exposure

22 Gross profit ($mm) Unlevered pre - tax free cash flow 3 ($mm) Further Adjusted EBITDA 2 ($mm) $51 $97 $134 $155 $185 2016A 2017A 2018E 2019E 2020E Historical and projected financials Strong growth profile with attractive levels of free cash flow 1 2017 results are not pro forma results for Capstone 2 See page 30 for reconciliation from Net income to Further Adj. EBITDA 3 Unlevered pre - tax free cash flow defined as Further Adj. EBITDA – Net capital expenditures; see page 30 for reconciliation from Net income to Unlevered pre - tax free cash flow 4 Free cash flow conversion defined as (Further Adj. EBITDA – Net capital expenditures) / Further Adj. EBITDA Infrastructure and Integrity Services segment Major Projects segment Margin (%): 6% 7% 8% 8% 9% $25 $80 $117 $126 $155 2016A 2017A 2018E 2019E 2020E $0.3 $0.6 $1.1 $1.1 $1.3 $0.5 $0.8 $0.7 $0.8 $0.8 $0.8 $1.4 $1.8 $1.9 $2.1 2016A 2017A 2018E 2019E 2020E Revenue ($ bn ) 1 1 1 FCF conversion 4 (%): 48% 82% 87% 81% 84% $24 $38 $114 $143 $160 $52 $100 $79 $97 $115 $76 $138 $193 $240 $275 2016A 2017A 2018E 2019E 2020E Margin (%): 10% 10% 11% 13% 13% 1

23 Strike has a strong backlog looking ahead to 2019 (as of Nov. 30, 2018), with majority in Major Projects Strike has a strong backlog and a clear line of sight to additional opportunities for years to come $0.5 $1.1 $1.5 $1.2 $1.2 $1.2 2015 2016 2017 Q1 2018 Q2 2018 Nov. 2018 Note: Backlog is calculated as the remaining revenue on uncompleted contracts plus the amount of revenue on contracts for whi ch work has not begun plus the trailing four month average of MSA or comparable revenues run out for 18 months or the end of the contract 1 Includes announced and unannounced projects not currently awarded to Strike or potential projects tracked through 2022 Backlog as of period end ($bn) Plus Over $22B Opportunities Actively Tracked 1

Strike has a clear path to increased margins in the short and long term

Various factors have depressed Strike's margin profile in recent years

Strike believes it is in a trough period in margins given a number of influencing factors that cycled out of the business in fiscal year 2018 and present clear opportunities for improvement.

1 Leveraging established technology platform

Strike has made significant investments in a global platform for growth that are not expected to recur in future periods

- All Strike business units operate on the same systems as one company, with single pane of glass management visibility, allowing the Company to scale efficiently

2 Continuing turn-around of distressed acquisitions

Strike made two acquisitions of distressed businesses that impacted margins as divisions were closed and underperforming practices were purged

- Crossfire was acquired on December 30, 2016, with a number of negative margin divisions and unprofitable areas of focus, which Strike purged during its integration efforts in 2017 and early 2018
- Capstone was acquired effective as of January 1, 2018, with margins lower than what is expected by Strike and has been in the process of integration throughout the year

3 Growing maturity of newly opened locations

Strike has opened a number of new locations and divisions in recent years, which operate at lower margins until more mature

- New locations generally operate at lower margins as they incur one time start-up costs and seek to drive greater volumes through their businesses

4 Bringing third party services in-house

Strike has a clear opportunity to capture margin paid to third party subcontractors as it continues to provide these services in-house

Approx Subcontractor Spend ($mm)



132
118
137
197
339
2013
2014
2015
2016
2017

24

STRIKE

25 0% 5% 10% 15% 20% 25% 30% 35% 40% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2016A - 2019E EBITDA Growth 2016A - 2019E Revenue Growth Strike projects superior revenue and EBITDA growth compared to peers Source : Company filings, FactSet . Market data as of 1 / 18 / 2019 Note : Strike EBITDA shown further adjusted for all adjustments ; See page 30 for reconciliation from Net income to Adjusted EBITDA and Further Adjusted EBTIDA

Valuation metrics

Infrastructure and Integrity Services companies

Major Projects companies

EBITDA and EPS trading multiples

Firm value / 2018E Adj. EBITDA[1]


Average: 8.6x
Est. Deal Discount
(as estimated by Sentinel):
(26%)[2]
6.4x
8.3x
7.6x
7.5x
7.6x
6.9x
6.6x
10.3x
10.5x
11.8x
STRIKE
EMCOR
MasTec
SHAWCOR
TEAM

Firm value / 2019E Adj. EBITDA


Average: 7.3x
Est. Deal Discount
(as estimated by Sentinel):
(25%)[2]
5.5x
7.6x
7.2x
7.0x
6.3x
5.6x
6.0x
8.6x
9.4x
8.0x
STRIKE
EMCOR
MasTec
SHAWCOR
TEAM

Firm value / 2020E Adj. EBITDA


Average: 6.6x
Est. Deal Discount
(as estimated by Sentinel):
(30%)[2]
4.6x
7.1x
7.1x
6.4x
6.5x
5.2x
5.5x
6.2x
8.9x
6.5x
STRIKE
EMCOR
MasTec
SHAWCOR
TEAM

Price / 2019E EPS


Average: 15.1x
Est. Deal Discount
(as estimated by Sentinel):
(37%)[3]
9.5x
13.8x
12.5x
10.9x
17.2x
10.3x
10.6x
29.6x
15.8x
NM
STRIKE
EMCOR
MasTec
SHAWCOR
TEAM

Source: FactSet. Market data as of 1/18/2019

Note: Projections for public peers based on consensus Wall Street research revenue and adjusted EBITDA estimates from FactSet

[1] See page 30 for reconciliation from Net income to Adjusted EBITDA and Further Adjusted EBTIDA

[2] Estimated deal discount was determined by Sentinel management based on its projections in future periods of Further Adjusted EBITDA and Adjusted EBITDA, and compared to FactSet research consensus estimates of the peer group Adjusted EBITDA multiples (market data as of 1/18/2019)

[3] Estimated deal discount was determined by Sentinel management based on an estimated share count assuming no redemptions and zero debt, along with assumptions for 2019E EBIT, tax affected at 21% at $10/share, and compared to FactSet research consensus estimates of the peer group EPS multiples (market data as of 1/18/2019)

26

STRIKE

27 Strike investment merits 1 Strike is at the forefront of the customer trend to consolidate vendors 2 Customers have to continually maintain their assets which provides sticky and recurring revenue 3 Strike is a scalable platform with a proven track record of robust organic growth coupled with strategic M&A 4 Sector is relatively insulated from commodity market fluctuations due to focus on Opex related services 5 6 Transaction is attractively structured at a significant discount to peers Strike has achieved a revenue CAGR north of 35% over the last 10 years 1 1 For the period from 2007 to 2017 Exceptional management team that will be mentored by a highly experienced Board

28 APPENDIX

29 Comparable companies Source : Company filings, FactSet . Market data as of 1 / 18 / 2019 Note : Strike EBITDA shown further adjusted for all adjustments ; See page 30 for reconciliation from Net income to Adjusted EBITDA and Further Adjusted EBTIDA Strike IIS IIS MP IIS MP MP IIS MP IIS IIS Average MP Average Overall Median (in million of USD) Strike Aegion Emcor MasTec Mistras Primoris Quanta Shawcor SNC Lavalin Team Share Price ($) $10.00 $18.79 $64.90 $46.54 $15.25 $20.24 $33.50 $14.26 $36.38 $15.64 x FDSO (in mms) 88.700 33.506 58.127 78.698 28.798 51.576 148.631 71.086 176.334 31.573 Equity Value $887 $630 $3,772 $3,663 $439 $1,044 $4,979 $1,014 $6,415 $494 Plus: Net Debt ($33) $238 ($80) $1,704 $133 $310 $862 $50 $2,212 $361 Plus: Other 0 1 4 2 0 5 1 (20) (269) 0 Enterprise Value $854 $869 $3,697 $5,369 $572 $1,359 $5,843 $1,043 $8,358 $855 Current Dividend / Share $0.00 $0.00 $0.32 $0.00 $0.00 $0.24 $0.04 $0.46 $0.89 $0.00 Growth Metrics 2016A - 2018E Revenue Growth 55.1% 4.0% 2.6% 15.9% 3.8% 20.6% 19.9% 8.4% 10.8% 2.6% 4.3% 16.8% 9.8% 2016A - 2019E Revenue Growth 36.4 3.3 2.9 13.8 4.6 17.9 14.3 7.2 9.4 3.8 4.3 13.9 8.6 2016A - 2020E Revenue Growth 29.4 3.3 2.7 11.2 4.8 14.1 11.8 9.2 8.3 4.1 4.8 11.3 7.7 2017A - 2019E Revenue Growth 16.4 (0.5) 3.4 7.1 5.7 17.3 9.9 (4.5) 6.3 5.7 2.0 10.1 5.6 2017A - 2020E Revenue Growth 14.4 0.7 2.9 5.9 5.7 12.4 8.0 1.8 5.8 5.4 3.3 8.0 5.4 2016A - 2018E EBITDA Growth 61.8% (3.6%) 11.2% 22.5% 1.0% 21.6% 27.7% 38.1% 38.7% (8.5%) 7.6% 27.6% 16.5% 2016A - 2019E EBITDA Growth 44.7 0.6 9.3 17.3 7.3 22.0 21.7 32.1 29.1 7.4 11.3 22.5 16.3 2016A - 2020E EBITDA Growth 37.9 2.0 7.5 15.2 4.7 18.3 18.5 33.8 22.8 10.9 11.8 18.7 14.9 2017A - 2019E EBITDA Growth 26.1 (2.2) 3.9 9.2 19.4 17.8 19.6 (28.1) 4.5 42.7 7.1 12.8 9.6 2017A - 2020E EBITDA Growth 23.8 0.5 3.3 9.2 11.5 14.4 16.2 (10.4) 4.9 35.5 8.1 11.2 9.4 Valuation Metrics Enterprise Value / 2018E EBITDA 6.4x 8.3x 7.6x 7.5x 7.6x 6.9x 6.6x 10.3x 10.5x 11.8x 9.1x 7.9x 8.6x 2019E EBITDA 5.5 7.6 7.2 7.0 6.3 5.6 6.0 8.6 9.4 8.0 7.5 7.0 7.3 2020E EBITDA 4.6 7.1 7.1 6.4 6.5 5.2 5.5 6.2 8.9 6.5 6.7 6.5 6.6

30 Further Adjusted EBITDA reconciliation $ millions 2016A 2017A 2018E Net income / (loss) ($12) $14 Income tax expense 1 1 Interest expense 13 37 Depreciation and amortization 47 42 EBITDA $48 $94 $108 Adjustments: Equity based compensation $3 $3 $3 Transaction related costs -- -- 5 Adjusted EBITDA $51 $97 $116 Project profit normalization -- -- 18 Further Adjusted EBITDA $51 $97 $134 Less: Strike Net c apital expenditures 26 17 17 Unlevered pre - tax free cash flow $25 $80 $117 1 1 Non - cash charges related to compensation expense recognized under stock option plans or otherwise accrued or realized from any deferred equity compensation plan or grants of equity appreciation or similar rights, equity options, restricted equity or other similar rights officers, directors, and employees 2 For non - recurring fees, cash charges and other cash expenses made or incurred in connection with the contemplated Transaction that are paid or otherwise accounted for 2 3 3 A one - time commercial contract settlement entered into in the third quarter of 2018 in anticipation of the proposed business combination. We include the $17.9 million adjustment in calculating Further Adjusted EBITDA because Sentinel and Strike believe the commercial contract settlement to which this amount relates to be attributable to Strike’s anticipation of the business combination and therefore not indicative of Strike’s normal operating results. As such, Sentinel and Strike considered this settlement amount to be relevant in evaluating Strike’s financial results in connection with the business combination. However, Strike does not intend to present Further Adjusted EBITDA as part of its historical financial results following the consummation of the business combination. Note: Columns may not sum due to rounding

31 Expected Strike Board of Directors following the proposed transaction Overview Andrew Gould, Chairman of the Board of Directors  40+ years of experience in the oilfield services industry  Prior Chairman and CEO of Schlumberger and former Chairman of BG Group  Current independent director of Saudi Aramco and director of BJ Services Krishna Shivram, Director  25+ years of experience in the oilfield services industry  Prior CEO and CFO of Weatherford and former Vice President at Schlumberger  Current director of Ranger Energy Services and director of Gulfmark Offshore Charlie Leykum, Director  Founding Partner at CSL Capital Management, an energy investment fund with $1.5bn of capital raised  Chairman of BJ Services and director of Ranger Energy Services along with several private businesses  Previously Portfolio Manager at Soros Fund Management and previous experience at Goldman Sachs & Co Jon Marshall, Director  40+ years of experience in the oilfield services industry  Independent Director of Southwestern Energy Company, Cobalt International Energy and Noble Corporation plc  Previously CEO and President of GlobalSanteFe Corporation and subsequently COO of Transocean Ltd. Following its merger with GlobalSantaFe Corporation Marc Zenner, Director  25+ years of experience in the finance industry  Previously Managing Director and Global Group Co - Head of J.P. Morgan Chase & Co. and Global Group Head at Citi  Previously Finance Professor and Chairman at the University of North Carolina at Chapel Hill Steve Pate, CEO and Director  15+ years of experience in the midstream infrastructure sector  Founded Strike in 2003  Has served as CEO of Strike for 15 years Lee Gardner, Director  40+ years of senior corporate leadership and operations experience  Prior Chairman and CEO of Emcon  Extensive private and public company board experience

32 63% 37% 76% 19% 5% Growing pipeline network anchors a strong foundation of operational expenditures for i nfrastructure and integrity s ervices Operational expenditures are expected to be $49bn between 2018 and 2022 Pipeline operational expenditures % opex spend by pipeline diameter (2018 - 2022) % opex spend gas vs. liquid (2018 - 2022) Total opex $49bn Total opex $49bn 0 - 23 24 - 41 42+ Gas Liquid Source: Westwood (2017) Note: Data for North America $8.1 $8.7 $9.1 $9.5 $9.8 $10.2 $10.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2016 2017 2018 2019 2020 2021 2022 Opex ($bn)

33 56% 44% Global export demand provides a strong base of asset construction in the years ahead Capital expenditures are expected to be $59bn between 2018 and 2022 Capital expenditures and additional KMs % capex spend by pipeline diameter (2018 - 2022) % capex spend gas vs. liquid (2018 - 2022) 22% 64% 14% Total capex $59bn Total capex $59bn 0 - 23 24 - 41 42+ Gas Liquid Source: Westwood (2017) Note: Data for North America $11.8 $13.6 $11.6 $11.5 $11.7 $11.9 $11.9 19.3 19.3 17.0 16.9 17.7 17.7 17.8 0.0 5.0 10.0 15.0 20.0 25.0 $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 2016 2017 2018 2019 2020 2021 2022 Additional km (000s) Capex ($bn)